DELAWARE GROUP® LIMITED-TERM GOVERNMENT FUNDS

Delaware Limited-Term Diversified Income Fund (the “Fund”)

Supplement to the Fund’s Statutory Prospectuses dated April 30, 2010

The following information is added to the Fund’s statutory Prospectuses immediately following the table of contents and prior to the “Fund summary”:

“Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.”

Please keep this supplement for future reference.

This Supplement is dated April 30, 2010.